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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 20, 2005
                                                              --------------


                            TOWER PROPERITES COMPANY
                            ------------------------
             (Exact name of Registrant as specified in its charter)

      Missouri                   0-18261                43-1529759
      --------                   -------                ----------
(State of Incorporation)  (Commission File Number)     (I.R.S. Employer
                                                      Identification Number)


             911 Main Street, Suite 100, Kansas City, Missouri 64105
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (816) 421-8255
                                                   --------------


          (Former name or former address, if changed since last report)


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ITEM 8.01         OTHER EVENTS

         On April 25, 2005, one of the Registrant's shareholders provided the Registrant with a copy of a letter from Park GP, Inc. ("PGP") to the Registrant's shareholders offering to purchase (the "PGP Tender Offer") 2,000 shares of the Registrant's common stock. A copy of PGP's letter making the PGP Tender Offer is attached hereto as Exhibit 99.1.

         On May 3, 2005, the Registrant sent a letter to the Registrant's shareholders, setting forth the Registrant's position with respect to the PGP Tender Offer in order to comply with Rule 14e-2 under the Securities Exchange Act of 1934, as amended. A copy of the Registrant's letter to shareholders is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit Number             Description

99.1 Letter of Park GP, Inc. to Tower Properties Company shareholders dated April 20, 2005.

99.2     Letter of the Registrant to Shareholders dated May 3, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           TOWER PROPERTIES COMPANY


Dated: May 3, 2005
                                           By:  /s/  Thomas R. Willard
                                               --------------------------------
                                                    Thomas R. Willard
                                                 President and
                                                 Chief Executive Officer

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